SUPERIOR BANCORP

SUPR – NASDAQ Global Market

August 2007

Cautionary Statement Regarding Forward Looking Statements

Statements in this presentation that are not historical facts, including, but not limited to, statements concerning future operations, results or performance, are hereby identified as "forward looking statements" for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934 and Section 27A of the Securities Act of 1933. Superior Bancorp cautions that such "forward looking statements," wherever they occur in this presentation or in other statements attributable to Superior Bancorp are necessarily estimates reflecting the judgment of Superior Bancorp's senior management and involve a number of risks and uncertainties that could cause actual results to differ materially from those suggested by the "forward looking statements." Such "forward looking statements" should, therefore, be considered in light of various important factors set forth from time to time in Superior Bancorp's reports and registration statements filed with the SEC. While it is impossible to list all such factors that could affect the accuracy of such "forward looking statements," some of those factors include general economic conditions, especially in the Southeast; the performance of the capital markets; changes in interest rates, yield curves and interest rate spread relationships; changes in accounting and tax principles, policies or guidelines; changes in legislation or regulatory requirements; changes in the competitive environment in the markets served by Superior Bancorp; changes in the loan portfolio and the deposit base of Superior Bancorp; and changes due to natural disasters, such as hurricanes.

Superior Bancorp disclaims any intent or obligation to update "forward looking statements."

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Presentation Overview

I. Company History

II. 5-Year Plan of Value Creation

III. Current Franchise Update

IV. Balance Sheet Summary

V. 2007 Plan & Expectations

VI. Credit Quality

VII. Pro Forma Assessment

Company History


AL
FL

Jan. '05 Overview

Assets: $1.3B

Offices: 26 AL – 19

FL – 7

Total Depositors: 40,000

Challenges

Balance Sheet Funding

Credit Quality

Earnings

Franchise

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5-Year Plan of Value Creation

- Focus on growth markets: NE Alabama, Florida
- Re-engineer balance sheet
- Seek strategic bank partners
- Add customers from merger chaos (Wachovia, Regions, Banco Bilbao, RBC Centura)
- Build bank to $3 billion in total assets
- Achieve peer bank performance

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5-Year Plan: Strategic Chronology

		Status
2005:	Platform Stabilization	Done
	Balance Sheet Cleanup	Done
	Staffing Optimization	Done
2006:	Market Expansion	Done
	Growth thru Acquisitions	Done
2007:	Merger Integration	In Process
	Stock Repurchase	In Process
	De Novo Branch Expansion	In Process
	Trust Preferred Refinancing	Done
2008-2009:	Profitability Maximization	
	Shareholder Value Maximization	

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Alabama Franchise


Huntsville
Birmingham
Montgomery
Legend (AL)
Current Superior Branches: 38
Planned Superior Branches: 6
1st Comm. Credit Offices: 15
Superior Fin. Co. Offices: 4
Loan Production Offices: 1

- Assets: $1.73B
- Current Offices: 38
- Depositors: 68,000
- 6 de novo branches planned
- 19-office consumer finance company ($35MM outstanding)

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Florida Franchise


Tallahassee
Panama City
Orlando
Tampa
Sarasota
Legend (FL)
Current Superior Branches: 22
Planned Superior Branches: 7
People's Community Bank: 3

- Assets: $1 billion
- Offices: 32
- Depositors: nearly 30,000
- 3 de novo branches planned
- 3 PCB – Sarasota offices
- 4 Regions branch acquisitions

People's Community

Franchise Locations



Superior Bank
People's Community Bank



Tampa
Clearwater
St. Petersburg
Bradenton
Sarasota
Venice

Financial Summary

- Assets of $325 million
- Gross loans of $250 million
  - 4 Year CAGR = 44%
- Deposits of $251 million
  - 4 Year CAGR = 37%
- High performing bank
  - 1.38% ROAA
- 3 branch locations in Sarasota and Manatee Counties

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Banking High Growth Markets

MSA	Projected 5 Year Growth in Population 2006-2011 (%)	2006 Gross Population	Median Household Income 2006
Birmingham, AL Growth Corridor	18.9	1,109,968	$64,883
Sarasota, FL	15.1	696,099	$49,302
Tampa-St.Petersburg, FL	11.9	2,717,688	$44,986
Panama City-Lynn Haven, FL	10.5	170,630	$42,727
Blount Co, AL	8.5	56,505	$40,560
Huntsville, AL	7.4	376,709	$49,259

Notes: Demographic data as of June 30, 2006
[1]Blount County included in Birmingham MSA data and its demographic information is county level
Source: SNL Financial

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Summary Balance Sheet

January 2005

- Total Assets: $1.3B
- Total Loans: $0.9B
- Total Deposits: $1.1B
- Market Cap: $160MM
- Depositors: 40,000

July 2007

- Total Assets: $2.8B
- Total Loans: $2.0B
- Total Deposits: $2.1B
- Market Cap: $400MM
- Depositors: 105,000

Notes: 3Q 07 results estimated for post-merger using 12/31/06 data for SUPR, People's

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Balance Sheet: Deposits

January 2005

$1.1 billion



Customer CD: 42%
Transaction: 39%
Brokered CD: 19%

July 2007

$2.1 billion



Customer CD: 50%
Transaction: 43%
Brokered CD: 7%

Balance Sheet: Loan Summary

January 2005

$930 million


C&I: 14%
Consumer: 33%
Constr / Dev: 27%
Comm Mtg: 26%

July 2007

$2.0 billion


C&I: 11%
Consumer: 28%
Constr / Dev: 33%
Comm Mtg: 28%

Notes: Pro forma loan mix based on SUPR 7/31/07 & People's 7/31/07

2007 Plan Adjustments

- Challenging Times:
  - Credit Cycle
  - Deposit Growth / Mix
  - Expense Rationalization

- Plan Adjustments:

• Accelerate stock repurchase program	Done
• Accelerate trust preferred refinancing	Done
• Implement mortgage loan securitization	In Progress
• Accelerate de novo branch program	In progress
• Reduce growth expectations:	
Loans: 8-10%; Deposits: 8%	In Progress
• Manage credit quality	In Progress

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De Novo Branch Expansion Plan

New Branches Opened

➢ Tallahassee, FL	$29.9M	deposits
➢ Huntsville, AL	$18.8M	deposits
➢ Panama City, FL	$16.0M	deposits
➢ Tampa, FL	$ 5.4M	deposits
➢ Birmingham, AL	$ 4.5M	deposits
➢ Athens, AL	$ 2.0M	deposits
	$76.6M	**Total**

Planned Branches

3Q07

- Tallahassee, FL
- Birmingham, AL

4Q07

- Marianna, FL
- Homosassa, FL
- Inverness, FL
- Dunnellon, FL
- Beverly Hills, FL
- Trussville, AL
- Cullman, AL
- Huntsville, AL
- Arab, AL

2008

- Madison, AL
- Tallahassee, FL

Total Investment $25 - $30 Million
2007 NIE Impact $ 3 - $3.5 Million Pretax

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3Q07 Expectations

- Complete PCB – Sarasota acquisition
- Complete first stock repurchase program
- Open Tallahassee and Birmingham de novo branches
- Show significant operating income growth
- Manage credit quality to acceptable levels
- Non-recurring events:
  - TRUP refinancing costs $1,470M pretax
  - ESOP discontinuation costs $250M
  - Rental income charge-off $250M
  - Sarasota merger costs $500M - $750M

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4Q07 Expectations

- Announce second stock repurchase program
- Manage credit quality to acceptable levels
- Open nine branches

  FL – 5 AL – 4
- Show significant operating income growth

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Credit Quality Expectations



Non-Performing Assets
% of Total Loans + Non-Performing Assets
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
1.06%
0.86%
0.91%
0.49%
0.56%
0.52%
0.44%
0.64%
0.60%
0.76%
1Q05
2Q05
3Q05
4Q05
1Q06
2Q06
3Q06
4Q06
1Q07
2Q07
Period Ending

<u>Spec Residential Construction:</u>

- 2.57% of total loans
  - 1.04% - TN Valley (mostly in Huntsville)
  - 0.84% - Birmingham
  - 0.23% - FL
  - 0.46% - Other
- NPAs – 0.00%

<u>CRE Condos:</u>

- 6.18% of total loans (more than half are residential vs rental properties)
  - 4.71% - FL 2.73% NW Florida
    1.50% Tampa
    0.48% Other
  - 1.47% - AL & Other
- NPAs – 0.00%

<u>Commercial Land Development</u>

- 5.59% of total loans
  - 3.35% - FL
  - 2.24% - AL
- NPAs – 0.09%

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In-Market Merger Chaos

Banking assets in recent M&A:

WACHOVIA	$ 53.9B
REGIONS	$143.4B
BBVA 150 años (Brùjula Bank)	$ 34.2B
RBC	$ 2.0B
	$287.8B Total

Notes: All values as reported for most recent quarter pre-merger

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In-Market Merger Chaos


"Sweet Home Canada."
alabama.
[It didn't sound right to us either.]
SUPERIOR BANK
Local. Friendly. Superior.

SUPERIOR
Pro Forma Assessment

- Sizable operating platform
- Banking experience of personnel
- Economies of Northeast Alabama, Florida
- In-market customer dislocation
- Three accretive and strategically important deals

SUPERIOR BANCORP

NASDAQ Symbol: SUPR